UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2026

VIATRIS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39695	83-4364296
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Mylan Boulevard, Canonsburg, Pennsylvania, 15317
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (724) 514-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c)) Securities registered pursuant to Section 12(b) of the Act:

	Trading	Name of each exchange
Title of each class	Symbol(s)	on which registered
Common Stock, par value $0.01 per share	VTRS	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) On May 15, 2026, Viatris Inc. (“Viatris” or the “Company”) held its 2026 annual meeting of shareholders (the “2026 Annual Meeting”). At the 2026 Annual Meeting, shareholders were asked to consider and act upon the following items of business: (i) elect thirteen director nominees, each to hold office until the 2027 annual meeting of shareholders; (ii) approve, on a non-binding advisory basis, the 2025 compensation of the named executive officers of the Company; and (iii) ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. With respect to each proposal below, abstentions and broker non-votes were considered for purposes of establishing a quorum but were not considered to be votes cast and therefore had no effect on the vote on any such proposal.

(b) The certified results of the matters voted on at the 2026 Annual Meeting are set forth below.

Proposal No. 1 - Election of the following thirteen director nominees, each to hold office until the 2027 annual meeting of shareholders:

Nominee	For	Against	Abstain	Broker Non-Votes
W. Don Cornwell	849,532,867	24,182,514	1,841,533	122,461,640
Frank D’Amelio	867,382,258	7,361,498	813,158	122,461,640
JoEllen Lyons Dillon	798,545,833	59,938,622	17,072,459	122,461,640
Elisha Finney	871,844,773	2,902,953	809,188	122,461,640
Leo Groothuis	854,806,833	19,923,045	827,036	122,461,640
Melina Higgins	870,698,982	4,042,667	815,265	122,461,640
James M. Kilts	856,659,003	18,077,659	820,252	122,461,640
Richard Mark	869,902,473	4,817,061	837,380	122,461,640
Mark Parrish	810,773,873	63,952,809	830,232	122,461,640
Michael Severino	871,428,340	3,309,576	818,998	122,461,640
David Simmons	857,208,158	17,530,423	818,333	122,461,640
Scott A. Smith	871,094,570	3,622,333	840,011	122,461,640
Rogério Vivaldi Coelho	871,117,588	3,593,152	846,174	122,461,640

Each director nominee was elected to hold office until the 2027 annual meeting of shareholders.

Proposal No. 2 – Approval, on a non-binding advisory basis, of the 2025 compensation of the named executive officers of the Company:

For	Against	Abstain	Broker Non-Votes
846,370,157	26,920,688	2,266,069	122,461,640

This proposal was approved.

Proposal No. 3 – Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026:

For	Against	Abstain	Broker Non-Votes
969,259,214	27,657,863	1,101,477	N/A

This proposal was approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIATRIS INC.

Date: May 15, 2026	By:	/s/ Matthew Maletta
Matthew Maletta
Chief Legal Officer